Q4 2015 Supplemental Financial Information November 19, 2015 Exhibit 99.2

This
presentation
may
contain
"forward-looking
statements"
within
the
meaning
of
the
Private
Securities Litigation Reform Act of 1995.  These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,”
“plan,” “potential,” “predict,” “should” or “will,” or the negative of such terms, or other comparable terminology.  These forward-looking statements are only predictions based on the current intent and expectations of the management of Esterline, are not guarantees of future performance or actions, and involve risks and uncertainties that are difficult to predict and may cause Esterline’s or its industry’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  Esterline's actual results and the timing and outcome of events may differ materially from those expressed in or implied by the forward-looking statements due to risks detailed in
Esterline's public filings with the Securities and Exchange Commission including its most recent
Annual Report on Form 10-K.  This presentation may also contain references to non-GAAP financial information subject to Regulation G.
The
reconciliations of each non-GAAP financial measure to its comparable GAAP measure as well as further information on management’s use of non-GAAP financial measures are included in
Esterline’s press release dated November 19, 2015, included as Exhibit 99.1 to Form 8-K filed with the SEC on the same date, as well as in this presentation.
Q4
2015
Supplemental
Financial
Information

Q4 2015 Supplemental Financial Information
Operational Highlights
•
Held eight Continuous Improvement Academies
–
Over 220 leaders trained in 2015
•
First facility-wide E3 transformation completed
–
ECCS (Korry) Everett site
•
Strategic sourcing initiative:
–
Wave 2 implementation stage
–
Wave 3 identification of addressable spend and savings

Q4 2015 Supplemental Financial Information
Current Market Conditions
Commercial Aerospace
•
Solid fundamentals:  Strong OE backlog, New airframe entry-into-service in
2016+, Good airline profitability
•
Near term challenges from flat production on key programs, some new airframe delays and customer inventory rationalization
Defense
•
No significant uptick except for production increases in F-35 and A400M
Industrial
•
Challenging global market conditions, including low oil prices and weak
European economy
•
Bright spots in niche markets such as high-end medical, human-machine interface  and UK nuclear

Q4 2015 Supplemental Financial Information
Q4 2015 Financial Results*
•
Sales of $350 million, up 12%
–
Organic sales flat
–
Additional week in Q4-15 (9-week vs 8-week stub period)
–
$20 million from DAT acquisition offset by $21 million
FX impact
•
GAAP EPS of $0.69
–
Adjusted EPS of $1.33** (excludes certain discrete items)
4
**See Page 1 regarding non-GAAP financial measures
* Q4 2015 was a two month fiscal quarter ended October 2, 2015.
Comparison is versus the two months ended September 26, 2014.

Q4 2015 Supplemental Financial Information
FY 2015 Financial Results*
•
Sales of $1.77 billion, down 1.5%
–
Organic sales flat
–
$88 million from acquisition (primarily DAT) offset by
$103 million FX impact
•
GAAP EPS of $3.10
–
Adjusted EPS of $4.67** (excludes certain discrete items)
•
FY free cash flow** conversion 159% of net earnings
5
**See Page 1 regarding non-GAAP financial measures
* FY 2015 was an eleven month fiscal year ended October 2, 2015.
Comparison is versus the eleven months ended September 26, 2014.

Q4 2015 Supplemental Financial Information
2015* Year-over-Year (YOY) Summary

Dollars in millions, except EPS
Q4
2015
Q4 2014
Change
FY 2015
FY 2014
Change
Sales
$ 350
$ 313
$     37
$  1,774
$  1,801
($27)
Gross Margin
$ 114
$ 102
$     12
$    589
$    625
($36)
As a % of sales
32.7%
32.6%
0.1%
33.2%
34.7%
(1.5%)
Earnings from continuing
operations
$   21
$   20
$      1
$      97
$    134
($37)
Earnings per diluted
share
(continuing ops)
$0.69
$0.63
$ 0.06
$  3.10
$  4.12
($1.02)
* Q4 2015 was a two month fiscal quarter ended October 2, 2015.  Fiscal 2015 was an eleven month year ended
October 2, 2015.  Comparisons to 2014 are for the two months and eleven months ended September 26, 2014.

Q4 2015 Supplemental Financial Information
2015* Earnings Adjustment

Dollars in millions, except EPS
EPS adjustments are net of tax
Q4 Earnings from
Continuing Ops
EPS
FY Earnings from
Continuing Ops
EPS
GAAP
$ 21
$ 0.69
$ 97
$3.10
•
Accelerated
integration
2
0.05
10
0.31
•
Incremental compliance
3
0.12
15
0.49
•
DAT net loss and closing expenses
5
0.16
18
0.58
•
Bond redemption costs
9
0.31
9
0.30
•
Long-term contract adjustments
-
-
8
0.25
•
Pension expense
-
-
2
0.08
•
Non-income tax gain
-
-
(13)
(0.44)
Adjusted **
$ 40
$ 1.33
$146
$4.67
**See Page 1 regarding non-GAAP financial measures
* Q4 2015 was a two month fiscal quarter ended October 2, 2015.  Fiscal 2015 was an eleven month year ended October 2, 2015.

Q4 2015 Supplemental Financial Information
2015* Sales Change (YOY)
Items
Q4 Sales
FY Sales
2014*
$   313
$  1,801
•
Foreign
currency translation
(17)
(84)
•
FX forward contract loss
(4)
(18)
•
Acquisitions (primarily DAT)
20
88
•
Additional week in Q4-15
39
-
•
Sales volume
(1)
(13)
2015*
$  350
$  1,774
Dollars in millions

* Q4 2015 was a two month fiscal quarter ended October 2, 2015.  Fiscal 2015 was an eleven month year ended
October 2, 2015.  Comparisons to 2014 are for the two months and eleven months ended September 26, 2014.

Q4 2015 Supplemental Financial Information
2015* Segment Sales Change (YOY)
Q4 Total
Change
Q4
Organic¹
Q4 FX
Q4
Acquisition
FY Total
Change
FY
Organic¹
FY FX
FY
Acquisition
Avionics &
Controls
34%
9%
(5%)
18%
9%
<(1%)
(3%)
12%
Sensors &
Systems
6%
6%
(12%)
-
(8%)
2%
(11%)
1%
Advanced
Materials
(10%)
(21%)
(2%)
-
(7%)
(5%)
(2%)
-
Total
12%
<(1%)
(7%)
6%
(1%)
<(1%)
(6%)
5%
¹ Organic sales growth represents the total reported increase within the company’s continuing operations less the impact of all foreign currency translation and hedging activities and acquisitions.

* Q4 2015 was a two month fiscal quarter ended October 2, 2015.  Fiscal 2015 was an eleven month year ended
October 2, 2015.  Comparisons to 2014 are for the two months and eleven months ended September 26, 2014.

Q4 2015 Supplemental Financial Information
2015* Gross Margin Change (YOY)
Items
Q4
Gross Margin
FY Gross
Margin
2014*
$  102
$   625
•
FX Impact
(8)
(27)
•
DAT
acquisition (FY: $28 million from operations
less $7 million purchase accounting)
1
21
•
Sales volume / mix
5
(15)
•
Additional
week in Q4-15
13
-
•
Higher mfg. costs / Inventory reserves
/ EAC /
Other adjustments
1
(15)
2015*
$  114
$
589
Dollars in millions

* Q4 2015 was a two month fiscal quarter ended October 2, 2015.  Fiscal 2015 was an eleven month year ended
October 2, 2015.  Comparisons to 2014 are for the two months and eleven months ended September 26, 2014.

Q4 2015 Supplemental Financial Information
Adjusted Gross Margin and EBIT
See Appendix for supporting details
Avionics & Controls
Sensors & Systems
Advanced
Materials
Total ESL
Q4 2015 Gross
Margin (Adjusted)*
36.0%
33.6%
33.7%
34.6%
Q4 2014 Gross Margin (Adjusted)*
30.7%
34.8%
33.7%
33.0%
FY 2015 Gross
Margin (Adjusted)*
34.6%
35.6%
32.4%
34.5%
FY 2014 Gross
Margin (Adjusted)*
36.5%
34.1%
34.2%
35.0%
Q4 2015 EBIT (Adjusted)*
16.0%
14.7%
18.6%
14.5%
Q4 2014
EBIT (Adjusted)*
11.0%
12.0%
21.9%
11.0%
FY 2015 EBIT (Adjusted)*
14.3%
12.5%
20.3%
12.2%
FY 2014 EBIT (Adjusted)*
14.8%
12.0%
22.6%
12.5%

Q4 2015 was a two month fiscal quarter and FY 2015 was an eleven month period, both ended October 2, 2015.  Comparisons are against the same periods ended September 26, 2014.
* See Page 1 regarding non-GAAP financial measures

Q4 2015 Supplemental Financial Information
Free Cash Flow Reconciliation
FY 2015*
FY 2014*
Net earnings attributable
to Esterline
$  60
$
74
•
Depreciation ($45M)
and amortization ($46M)
91
113
•
Change
in
working
capital
(A/R,
Inventory,
A/P)
(8)
(45)
•
Other
1
20
Cash flow from operations
$ 144
$ 162
•
Capital expenditures
(49)
(40)
Free cash flow**
$  95
$ 122
Cash
conversion**
159%
164%
Dollars in millions

* YTD 2015 and 2014 include 11 months of each fiscal year.
**See Page 1 regarding non-GAAP financial measures

Q4 2015 Supplemental Financial Information
Share Repurchase Update
# Shares
In thousands
$ Value
In millions
$ Authorization
Remaining
In millions
•
FY 2014
269
$   30.3
•
Q1 2015
850
92.6
•
Q2
2015
312
34.7
•
Q3 2015
1,400
132.2
•
Q4 2015*
0
0
Total spend since inception**
2,831
$ 289.8
$110.2
* Q4 2015 includes the two months ended October 2, 2015
** $400 million total authorization for share repurchase

Q4 2015 Supplemental Financial Information
2015 Income Statement (Restated for new fiscal calendar)

Dollars in
millions, except EPS
Q1
Q2
Q3
Q4
FY
Sales
$505
$447
$505
$545
$2,002
Gross Margin
$180
$144
$169
$186
$679
Earnings from
Continuing
Ops
$34
$29
$25
$40
$128
GAAP EPS
(diluted, continuing ops)
$1.06
$0.90
$0.79
$1.35
$4.11
#
weeks
13
13
13
14*
53*
* Fiscal 2016 has a 13-week fourth quarter and 52 weeks in the year.
The following information is presented to assist with the analysis of future financial results using our new fiscal calendar.
This financial information reflects our fiscal 2015 actual results restated for the new fiscal calendar (October 2014 –
September 2015).  Our new fiscal calendar begins with the 2016 fiscal year starting on October 3, 2015.

Q4 2015 Supplemental Financial Information
2016 Guidance
2016 Guidance
Sales
$2.03B
-
$2.08B
GAAP
EPS
(diluted, continuing ops)
$4.60 -
$4.90
Adjusted EPS*
(diluted, continuing ops)
$5.50 -
$5.80
*See Page 1 regarding non-GAAP financial measures
15
2016
Adjusted
EPS
GAAP
EPS (diluted, continuing ops)
$4.60 -
$4.90
Accelerated Integration
$0.11
Incremental
Compliance
$0.47
DAT Integration
$0.32
Adjusted EPS* (diluted, continuing ops)
$5.50 -
$5.80

Q4 2015 Supplemental Financial Information
Aerospace Growth and Outlook
2015 Sales
Mix
End Market
2015 Sales
Growth*
2016 Sales
Growth*
Growth Drivers Beyond 2016
~50%
Commercial Aerospace
Flat
Low single
digit
Increased
OE
production
rates:
737Max,
A320Neo, 787, A350
Entry
into
service:,
C919,
E2,
MRJ,
C-Series
Higher
content:
777X
~30%
Defense
Flat
Flat
Increased
OE
production
rates:
F-35,
A400M
Entry
into
service:
KC-390
~80%
Total
Flat
Low single
digit
~10%
Aftermarket
(included in Commercial / Defense OE)
Mid single
digit
Mid
single
digit
Increased OE production rates
Use Sensors aftermarket infrastructure
for other ESL products

* Organic sales growth, excluding impacts from FX and acquisitions and adjusted for 11-month 2015 fiscal year.

Q4 2015 Supplemental Financial Information
Adjacent Markets Outlook
2015 Sales
Mix
End Market
2016 Expectations
~14%
Industrial
Opportunity
for sales growth in high-end medical markets and “human-
machine interface” products.  Overall economic growth pressure in
European and emerging markets.
~4%
Gaming
Lower sales due to extremely
strong 2015.  Some uncertainty continues
due to customer consolidation.
~2%
Energy
Overall flat to lower sales.  Opportunities in UK nuclear market.  Continued
pressure on sales into oil & gas end markets.
~20%
Total
Low single
digit growth

Q4 2015 Supplemental Financial Information
2016 Guidance Assumptions
•
Interest expense ~ $30 million
–
Annualized 2015 ~ $33 million
–
Fiscal 2016 starts with higher debt levels at lower interest rate
•
Tax rate ~ 21-22% (assumes expiration of the US R&D tax credit)
•
Average diluted shares outstanding ~ 29.6 million

Q4 2015 Supplemental Financial Information
Company-Wide Efficiency Initiatives Update
Strategic Sourcing
Global Footprint
INITIATIVE GOALS
Achieve significant savings in
material and services
Implement standards and tools
for sustainability
•
Remaining restructuring
projects will complete in 2016
•
Acquisition integrating well
•
Increasing competitive
global presence
•
Savings ahead of plan
•
Savings tracker in place
and automated
•
All commodities progressing
well, executing to plan
•
Further projects being scoped
and opportunities identified
INITIATIVE GOALS
Leverage global presence for growth
Develop competitive cost structure
Infrastructure supporting
the Esterline Operating System
19
Ops Excellence
•
European launch for facility
wide re-layout events
•
8 Academies complete YTD
–
224 leaders trained
•
Everett site “kaikaku” event
complete
INITIATIVE GOALS
E3 transformation –
entire facility
New operating system deployed
Leadership-driven, fully aligned
operational improvements

Q4 2015 Supplemental Financial Information
E3 Transformation –
Everett
Facility
20
Kaikaku
–
Japanese for “radical change”
•
Re-layout of the entire manufacturing operation
–
Aligned
fab.
processes
and
physically
linked
them
to
main
assembly
lines
•
Key expected outcomes:
–
Double yearly revenue capacity
–
Reduce “days to manufacture”
by 50%
•
Standard work makes process
repeatable in other Esterline units
•
Part of a ~43-week process of
transforming the entire value stream

Q4 2015 Supplemental Financial Information
DAT* Integration Update
2015 Highlights
•
Integration progressing well with three areas of challenge:
–
IT, Export Compliance, Facility relocation
•
FY gross margins ~ 32% (excludes purchase accounting)
2016 Update
•
Continued progress on integration and synergies
–
Focus on incremental top-line growth and cost savings
•
DAT results integrated into platforms within Avionics & Controls segment in fiscal Q2 2016

* Defense, Aerospace and Training display business (DAT), acquired from Barco N.V. in the second quarter of our fiscal 2015.

Q4 2015 Supplemental Financial Information
Export Compliance Update

•
Mid-way through 3-year
Consent Agreement (ends
March 2017)
•
Enterprise-wide training,
policies & procedures
implemented
•
Next action:  Internal audits
Incremental costs
will be $0 after
consent agreement
$ in millions

Q4 2015 Supplemental Financial Information Appendix 23

Q4 2015 Supplemental Financial Information
Q4 2015* Adjusted Gross Margin and EBIT

* Q4 2015 was a two month fiscal period ended October 2, 2015.
In thousands
Avionics
Sensors
AM
ESL
GAAP Sales
151,086
$
117,835
$
80,706
$
349,627
$
DAT Sales
(20,029)
-
-
(20,029)
Adjusted Sales
131,057
$
117,835
$
80,706
$
329,598
$
GAAP Gross Margin
47,720
$
39,377
$
27,068
$
114,165
$
Accelerated Integration
-
199
133
332
DAT Gross Margin
(553)
-
-
(553)
Adjusted Gross Margin
47,167
$
39,576
$
27,201
$
113,944
$
In thousands
Avionics
Sensors
AM
Corporate
ESL
GAAP EBIT
15,230
$
16,296
$
14,802
$
(9,099)
$
37,229
$
Accelerated Integration
65
1,035
247
249
1,596
Incremental Compliance
-
-
-
3,320
3,320
DAT Net Loss
5,609
-
-
-
5,609
Adjusted EBIT
20,904
$
17,331
$
15,049
$
(5,530)
$
47,754
$
Adjusted GM as a % of Adjusted Sales
36.0%
33.6%
33.7%
-
34.6%
Adjusted EBIT as a % of Adjusted Sales
16.0%
14.7%
18.6%
-
14.5%

Q4 2015 Supplemental Financial Information
Q4 2014* Adjusted Gross Margin and EBIT

* Q4 2014 was a two month fiscal period ended September 26, 2014.
In thousands
Avionics
Sensors
AM
ESL
GAAP Sales
112,412
$
110,719
$
90,069
$
313,200
$
GAAP Gross Margin
34,324
$
37,880
$
29,896
$
102,100
$
Accelerated Integration
209
651
446
1,306
Incremental Compliance
9
2
(27)
(16)
Adjusted Gross Margin
34,542
$
38,533
$
30,315
$
103,390
$
In thousands
Avionics
Sensors
AM
Corporate
ESL
GAAP EBIT
11,402
$
11,842
$
18,539
$
(11,934)
$
29,849
$
Accelerated Integration
705
1,255
976
194
3,130
Incremental Compliance
246
165
167
819
1,397
Adjusted EBIT
12,353
$
13,262
$
19,682
$
(10,921)
$
34,376
$
Adjusted GM as a % of Adjusted Sales
30.7%
34.8%
33.7%
-
33.0%
Adjusted EBIT as a % of Adjusted Sales
11.0%
12.0%
21.9%
-
11.0%

Q4 2015 Supplemental Financial Information
FY 2015* Adjusted Gross Margin and EBIT

* FY 2015 was an eleven month fiscal year ended October 2, 2015.
In thousands
Avionics
Sensors
AM
ESL
GAAP Sales
727,801
$
633,446
$
413,202
$
1,774,449
$
DAT Sales
(82,525)
-
-
(82,525)
Adjusted Sales
645,276
$
633,446
$
413,202
$
1,691,924
$
GAAP Gross Margin
234,922
$
221,218
$
133,253
$
589,393
$
Accelerated Integration
-
4,322
761
5,083
Long-Term Contract Adjustments
7,814
-
-
7,814
DAT Gross Margin
(19,329)
-
-
(19,329)
Adjusted Gross Margin
223,407
$
225,540
$
134,014
$
582,961
$
In thousands
Avionics
Sensors
AM
Corporate
ESL
GAAP EBIT
65,910
$
87,443
$
80,951
$
(77,319)
$
156,985
$
Accelerated Integration
705
7,146
2,778
1,093
11,722
Incremental Compliance
-
-
-
18,291
18,291
DAT Net Loss & Closing Expenses
16,048
-
-
6,000
22,048
Long-Term Contract Adjustments
9,934
-
-
-
9,934
Pension Expense
-
-
-
3,000
3,000
Non-Income Tax Gain
-
(15,656)
-
-
(15,656)
Adjusted EBIT
92,597
$
78,933
$
83,729
$
(48,935)
$
206,324
$
Adjusted GM as a % of Adjusted Sales
34.6%
35.6%
32.4%
-
34.5%
Adjusted EBIT as a % of Adjusted Sales
14.3%
12.5%
20.3%
-
12.2%

Q4 2015 Supplemental Financial Information
FY 2014* Adjusted Gross Margin and EBIT

* FY 2014 was an eleven month fiscal period ended September 26, 2015.
In thousands
Avionics
Sensors
AM
ESL
GAAP Sales
668,595
$
689,850
$
442,682
$
1,801,127
$
GAAP Gross Margin
241,826
$
232,446
$
150,442
$
624,714
$
Accelerated Integration
1,826
2,780
738
5,344
Incremental Compliance
315
298
64
677
Adjusted Gross Margin
243,967
$
235,524
$
151,244
$
630,735
$
In thousands
Avionics
Sensors
AM
Corporate
ESL
GAAP EBIT
92,227
$
73,653
$
94,450
$
(60,332)
$
199,998
$
Accelerated Integration
5,133
6,782
4,863
669
17,447
Incremental Compliance
1,435
2,672
744
3,451
8,302
Adjusted EBIT
98,795
$
83,107
$
100,057
$
(56,212)
$
225,747
$
Adjusted GM as a % of Adjusted Sales
36.5%
34.1%
34.2%
-
35.0%
Adjusted EBIT as a % of Adjusted Sales
14.8%
12.0%
22.6%
-
12.5%